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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                      filed pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 17, 2003





                               GENERAL MILLS, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    1-1185                    41-0274440
------------------------   ------------------------    ------------------------
(State of Incorporation)   (Commission File Number)    (IRS Identification No.)



Number One General Mills Boulevard
       Minneapolis, Minnesota                                      55426
       (Mail:  P.O. Box 1113)                                  (Mail: 55343)
----------------------------------                             -------------
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:     (763) 764-7600


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Item 5.  Other Events.

                  On September 17, 2003, the Registrant agreed to sell $500,000,000 aggregate principal amount of its 2 5/8 % Notes due 2006 (the
"2 5/8 % Notes") pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated September 17, 2003 among the Company, Credit Suisse First Boston LLC and UBS Securities LLC. The 2 5/8 % Notes will be issued pursuant to an Indenture (the "Indenture") dated as of February 1, 1996 between the Registrant and U.S. Bank National Association (formerly known as First Trust of Illinois, National Association), as trustee, and an Officers' Certificate and Authentication Order (including form of note to represent the 2 5/8 % Notes) dated September 24, 2003 (the "Officers' Certificate") under the Indenture. The offer and sale of the 2 5/8 % Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (Registration No. 333-75808) (the "Registration Statement").

                  The purpose of this Current Report is to file with the Commission the Underwriting Agreement, the Officers' Certificate and the Opinion of Siri S. Marshall with respect to the validity of the 2 5/8 % Notes.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The following exhibits to the Registration Statement are filed as part of this report:

         1.1 Underwriting Agreement dated September 17, 2003 among General Mills, Inc. and Credit Suisse First Boston LLC and UBS Securities LLC.

         4.1 Officers' Certificate and Authentication Order (including form of note to represent the 2 5/8 % Notes) dated September 24, 2003 relating to the 2 5/8 % Notes due 2006.

         5.1      Opinion of Siri S. Marshall




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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2003


                                               GENERAL MILLS, INC.


                                               By: /s/ Siri S. Marshall
                                                  ------------------------------
                                                   Name:  Siri S. Marshall
                                                   Title: Senior Vice President,
                                                          General Counsel



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                                  EXHIBIT INDEX
Exhibit
Number            Description

1.1 Underwriting Agreement dated September 17, 2003 among General Mills, Inc. and Credit Suisse First Boston LLC and UBS Securities LLC.

4.1 Officers' Certificate and Authentication Order (including form of note to represent the 2 5/8 % Notes) dated September 24, 2003 relating to the 2 5/8 % Notes due 2006.

5.1               Opinion of Siri S. Marshall



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